Rule 497(e)
                   FIRST TRUST EXCHANGE-TRADED FUND II

        FIRST TRUST DJ STOXX(R) SELECT DIVIDEND 30 INDEX FUND AND
        FIRST TRUST FTSE EPRA/NAREIT GLOBAL REAL ESTATE INDEX FUND
              (each, a "Fund" and collectively, the "Funds")

           SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 28, 2008

                         DATED OCTOBER 6, 2008


         The Shares of the Funds are currently listed and trade on the American Stock Exchange LLC ("Amex"). As soon as practicable following the acquisition of Amex by NYSE Euronext (the "Acquisition"), it is anticipated that the Shares of the Funds will be listed and begin trading on NYSE Arca, Inc. ("NYSE Arca"), an affiliate of NYSE Euronext.

         The Acquisition was completed on October 1, 2008. The
Funds have taken initial steps to transfer the listing of their Shares from Amex to NYSE Arca, with a target effective date of November 6, 2008.

         No assurance can be given as to the continued listing of the Shares of each Fund or the liquidity or trading market for the Shares.

          PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
                           FOR FUTURE REFERENCE